SUPPLEMENT TO THE PROSPECTUSES
                                       OF

     KEYSTONE QUALITY BOND FUND (B-1), KEYSTONE DIVERSIFIED BOND FUND (B-2)
                     AND KEYSTONE MID-CAP GROWTH FUND (S-3)
                                (EACH A "FUND")

  The prospectus of each of the above-referenced Funds is hereby supplemented as follows:

KEYSTONE QUALITY BOND FUND (B-1) AND KEYSTONE DIVERSIFIED BOND FUND (B-2) ONLY
  Effective May 1, 1997, each Fund will declare dividends out of net investment income daily and pay such dividends monthly.

KEYSTONE MID-CAP GROWTH FUND (S-3) ("S-3") ONLY
  The Board of Trustees of S-3 has approved a proposal to sell the assets of S-3 to Keystone Strategic Growth Fund (K-2) ("K-2"). The Board of Trustees has scheduled this proposal to be voted on at a special meeting of shareholders to be held on June 30, 1997. If approved, the assets of the S-3 would be sold to K-2 in exchange for shares of K-2 and the assumption by K-2 of certain identified liabilities (the "Reorganization"). If the Reorganization is approved, shares of K-2 would be distributed to shareholders of S-3 in liquidation and subsequent termination of S-3. S-3 will mail information detailing the proposed Reorganization to its shareholders around May 16, 1997.

Dated: May 1, 1997